UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (410) 345-2000

Date of fiscal year end:  May 31

Date of reporting period:  November 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

SEMIANNUAL REPORT
November 30, 2022
T. ROWE PRICE
TOTR	Total Return ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

INVEST WITH CONFIDENCE®

T. ROWE PRICE TOTAL RETURN ETF

HIGHLIGHTS
■	The fund produced a negative return and underperformed its benchmark and Lipper peer group average for the six-month period ended November 30, 2022.
■	Non-agency residential mortgage-backed securities dragged on performance as the sector was hurt by climbing mortgage rates, market illiquidity, and concerns about a housing slowdown.
■	Since our last report, we have moved to an even more defensive positioning by decreasing exposure to high yield sectors while adding to U.S. Treasuries.
■	Though remaining cautious for now, we anticipate an opportunity to add risk in the coming months, and our strategy’s flexible guidelines and broad tool set should enable us to act quickly.
Go Paperless
Sign up for e-delivery of your statements, confirmations, and prospectuses or shareholder reports.
If you invest directly with T. Rowe Price, go to troweprice.com/paperless.
If you invest through an investment advisor, a bank, or a brokerage firm, please contact that organization and ask if it can provide electronic documentation.
It’s fast—receive your statements and
confirmations faster than U.S. mail.
It’s convenient—access your important account documents whenever you need them.
It’s secure—we protect your online accounts using “True Identity” to confirm new accounts and make verification faster and more secure.
It can save you money—where applicable,
T. Rowe Price passes on the cost savings to
fund holders.*

   Log in to your account at troweprice.com for more information.
*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE TOTAL RETURN ETF

Market Commentary
Dear Shareholder
Global stock markets generally produced negative returns during the first half of your fund’s fiscal year, the six-month period ended November 30, 2022, while rising bond yields weighed on returns for fixed income investors. Investors contended with tightening financial conditions and slowing economic and corporate earnings growth, but hopes that persistently high inflation might be easing helped spark a rally late in the period that partially offset earlier losses.
In the U.S., equity results were mixed. The Dow Jones Industrial Average recorded positive results and mid-cap growth stocks also performed well, while most other benchmarks finished in negative territory. The S&P 500 Index was modestly negative for the period, but results varied widely at the sector level, with industrials and energy shares delivering strong gains while communication services stocks struggled. Outside the U.S., most major country and regional benchmarks lost ground. Emerging markets stocks generally underperformed shares in developed markets. Meanwhile, the U.S. dollar strengthened versus most currencies during the period, which weighed on returns for U.S. investors in international securities.
Elevated inflation remained a leading concern for investors throughout the period, although hopes that inflation may have peaked led to rallies during the summer and again in November. The October consumer price index report, which was released in mid-November, was better than expected and showed price increases easing from recent 40-year highs. However, the 7.7% year- over-year increase in the headline inflation number remained well above the Fed’s 2% target.
In response to the high inflation readings, global central banks continued to tighten monetary policy, and investors focused on communications from central bank officials on how high rates would have to go. The Federal Reserve delivered four historically large 75-basis-point (0.75 percentage point) rate hikes during the period, which lifted its short-term lending benchmark to a target range of 3.75% to 4.00% by early November, the highest level since 2008. As our reporting period came to an end, Fed officials signaled that they were likely to dial back the pace of rate increases.
Bond yields increased considerably across the Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year U.S. Treasury note climbing from 2.85% at the start of the period to 3.68% at the end of November. Significant inversions in the Treasury curve, which are often considered a warning sign of a coming recession, occurred during the period as

T. ROWE PRICE TOTAL RETURN ETF

shorter-maturity Treasuries experienced the largest yield increases. The sharp increase in yields led to generally negative results across the fixed income market as bond prices and yields move in opposite directions.
On a positive note, the U.S. jobs market remained resilient during the period, and overall economic growth turned positive in the third quarter after two slightly negative quarters. However, recession fears also grew as corporate earnings slowed and manufacturing gauges drifted toward contraction levels. In addition, the housing market began to weaken as mortgage rates climbed to the highest level in more than 20 years.
The past year has been a trying time for investors as few sectors remained untouched by the broad headwinds that markets faced, and volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, valuations have become more attractive across many market sectors during the downturn, which provides potential opportunities for selective investors focused on fundamentals.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE TOTAL RETURN ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks to maximize total return through income and, secondarily, capital appreciation.
FUND COMMENTARY
How did the fund perform in the past six months?
The Total Return ETF returned -5.71% (based on net asset value) and -5.51% (at market price) for the six-month period ended November 30, 2022. The fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, and the Lipper Core Plus Bond Funds Average. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
The U.S. investment-grade (IG) fixed income market, as measured by the Bloomberg U.S. Aggregate Bond Index, generated negative returns as interest rate volatility continued to weigh across bond sectors. U.S. Treasury yields rose, especially at the front end of the yield curve, as the market priced in substantial policy rate hikes from the Federal Reserve.
PERFORMANCE COMPARISON

Six-Month Period Ended 11/30/22	Total Return
Total Return ETF (Based on Net Asset Value)	-5.71%
Total Return ETF (At Market Price)*	-5.51
Bloomberg U.S. Aggregate Bond Index	-4.06
Lipper Core Plus Bond Funds Average	-4.48
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE TOTAL RETURN ETF

Sector allocations dragged the most on the fund’s relative performance. Non-agency residential mortgage-backed securities (RMBS) detracted as the out-of-benchmark sector was hurt by climbing mortgage rates, which caused mortgage bond durations to meaningfully lengthen, broad deterioration in liquidity conditions, and signs that higher financing costs were dampening sales activity in the housing market. (Duration measures the sensitivity of a bond or a bond portfolio to interest rate changes.) A structural underweight in the IG corporate bond sector, which allows for greater credit-sector diversification than the benchmark, also detracted. While rising Treasury yields weighed broadly on high-grade corporate bond returns, risk appetite returned closer to the end of the reporting period as U.S. inflation showed signs of slowing. Renewed demand helped the sector rebound, and corporate credit spreads tightened meaningfully since late October. (Credit spreads measure the additional yield that investors demand for holding a bond with credit risk over a similar-maturity, high-quality governnment security.)
The fund’s out-of-benchmark allocations to high yield corporate bonds and bank loans added some value. With the help of our investment ideas highlighted by our high yield credit analysts, the fund’s mix of high yield corporate bonds fared well relative to the broad market and posted positive excess returns for the period. Higher coupon income on the back of Fed rate hikes was a tailwind for loans.
Security selection was broadly negative for the period. In agency mortgage-backed securities (MBS), the use of to-be-announced (TBA) contracts, where certain criteria of the security are not yet settled at issuance, to gain more liquid exposure to the sector weighed on results. TBA positions toward the lower end of the coupon spectrum that have longer durations were among the weaker performers in the sector.
Interest rate management detracted to a lesser extent. While we made tactical adjustments to duration throughout the period, moving to a longer-duration posture in September and October weighed on results as Treasury yields rose. However, underweighting duration at the shorter end of the curve added to returns as the yield curve flattened with short-term yields rising significantly.
The use of derivatives had an overall negative effect on absolute and relative returns for the period. The fund maintained material exposure to credit derivatives to help hedge against a potential widening in credit spreads, which detracted from total performance. Spreads did not widen enough for those hedges to deliver benefits. Credit derivatives can also offer a more efficient way to express an investment view relative to the cash bond market or be used to

T. ROWE PRICE TOTAL RETURN ETF

hedge credit risk exposures without selling individual bonds. Interest rate derivatives also weighed on results. We typically use rate derivatives to help the fund more efficiently manage duration and positioning along the yield curve.
How is the fund positioned?
Since our last report, we have moved to an even more defensive positioning. Later in the period, we took advantage of the rally in riskier assets and reduced exposure to high yield corporate bonds and bank loans. In turn, exposure to U.S. Treasuries increased notably over the period. The sharply hawkish pivot from the Federal Reserve drove U.S. Treasury yields to attractive levels for investors looking for liquidity and income potential. The fund moved to an overweight position in agency MBS over the period.
We believe our ample positions in Treasuries and agency MBS should help provide the portfolio with liquidity, balance higher-risk credit exposures, and enable us to quickly take advantage of any price dislocations that may develop.
The fund also added to IG corporate bonds later in the reporting period and reduced the portfolio’s large underweight in the sector. These additions spanned a variety of industries but consisted of short- and intermediate-term bonds that we believe offered attractive spreads per unit of duration risk, as well as liquid IG credit derivatives that can be more easily sold than cash bonds.
The fund maintained a sizable allocation to securitized credit sectors. We added to asset-backed securities over the period where we believed prices had become dislocated from fundamentals. We also favored high-quality collateralized loan obligations that offered valuations that looked relatively attractive compared with other high-quality credit sectors. We reduced the fund’s exposure to RMBS and commercial mortgage-backed securities.
In terms of interest rate management, we actively managed duration during the period but kept our posture relatively close to the benchmark amid continued high interest rate volatility. Ultimately, we ended the period with a mostly neutral duration stance, but we may look for opportunities to extend duration given the weaker outlook on global growth. Should a slowdown in growth begin to weigh on risk appetite, duration could also help hedge against volatility in riskier assets. More immediately, we believe the market may be underpricing the Fed’s intentions for rates, and yields have fallen too rapidly in the past few months. Our U.S. economist expects at least two smaller hikes from the Fed in 2023, if not more, so we are mindful of our duration stance heading into next year.

T. ROWE PRICE TOTAL RETURN ETF

CREDIT QUALITY DIVERSIFICATION
U.S. Government Agency Securities*	30%
U.S. Treasury Securities**	32
AAA	7
AA	6
A	7
BBB	13
BB and Below	17
Not Rated	2
Reserves	-14
Total	100%
Based on net assets as of 11/30/22.
*U.S. government agency securities are issued or guaranteed by a U.S. government agency and may include conventional pass-through securities and collateralized mortgage obligations; unlike Treasuries, government agency securities are not issued directly by the U.S. government and are generally unrated but may have credit support from the U.S. Treasury (e.g., FHLMC and FNMA issues) or a direct government guarantee (e.g., GNMA issues). Therefore, this category may include rated and unrated securities.
**U.S. Treasury securities are issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. government. The ratings of U.S. Treasury securities are derived from the ratings on the U.S. government.
Sources: Credit ratings for the securities held in the fund are provided by Moody’s, Standard & Poor’s, and Fitch and are converted to the Standard & Poor’s nomenclature. A rating of AAA represents the highest-rated securities, and a rating of D represents the lowest-rated securities. If the rating agencies differ, the highest rating is applied to the security. If a rating is not available, the security is classified as Not Rated. T. Rowe Price uses the rating of the underlying investment vehicle to determine the creditworthiness of credit default swaps. The fund is not rated by any agency.

T. ROWE PRICE TOTAL RETURN ETF

The portfolio was generally positioned for further yield curve flattening over the period, with less duration at the shorter end of the curve and more duration at the longer end, which helps to balance out our credit-curve positioning preferences. However, we see potential for the curve to steepen from inverted levels once the Fed turns less hawkish and pauses rate hikes.
What is portfolio management’s outlook?
It has been an extremely difficult year for investors writ large, and the road ahead looks no smoother. The Federal Reserve has reinforced that its singular focus at this time is on bringing down high inflation even if that comes at the expense of economic growth and asset prices. We believe a recession will be hard to avoid given the scale of policy tightening by the Fed. We believe inflation has peaked, but it will not be a straight line lower. At this point, it would be surprising if inflation decreases at the needed pace without being accompanied by a recession, particularly because a reduction in services inflation excluding housing, among the stickiest inflation components, likely requires a meaningful rise in unemployment. We believe inflation will come down, as forward-looking indicators are signaling, but a reduction in inflationary pressures would likely be due to demand destruction rather than the “immaculate disinflation” many market participants are hoping for.
Financial markets have been volatile in 2022, fueled by interest rate volatility as the Fed rapidly tightened policy. However, we believe that the market may be driven by credit spread volatility next year as the economy and credit markets—particularly the more leveraged areas—feel the impact of the Fed’s tightening. Against this backdrop, we believe it makes sense to keep our risk budget on the lower end of our historical range. However, we also see many compelling opportunities, especially in sectors that were disproportionally hurt by this year’s interest rate volatility, such as Treasuries, agency MBS, and high-quality credit. Bonds in the index are trading at attractive average prices, providing meaningful potential for capital appreciation. Yields on IG credit are the highest they’ve been since the 2008 global financial crisis. Even Treasuries are looking more interesting as an asset class that can provide real income and could serve as a risk hedge once again as inflation gradually declines and the market’s focus shifts to the growth outlook.
While the Fed appears poised to tighten financial conditions further, it has already tightened a lot in a short time, and we believe we are closer to the end of the cycle than the beginning. If the Fed goes too far, falling financial markets will likely force a policy pivot. Though remaining cautious for now, we anticipate an opportunity to add risk when appropriate, and our strategy’s flexible guidelines and broad tool set should enable us to act quickly. In the meantime, we believe

T. ROWE PRICE TOTAL RETURN ETF

that our balanced strategic portfolio should enable us to weather market turbulence, as unpleasant as it may be. As always, we continue to rely on the depth and breadth of T. Rowe Price’s research platform—fundamental, quantitative, and macro—to guide our top-down and bottom-up investment decisions.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE TOTAL RETURN ETF

RISK OF BOND INVESTING
All investments are subject to market risk, including possible loss of principal. The fund is subject to the risks of fixed income investing, including interest rate risk and credit risk. Interest rate risk is the decline in bond prices that accompanies a rise in the overall level of interest rates. Credit risk is the chance that any of the fund’s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income level and share price.
Because a significant portion of the fund’s investments may be rated below investment grade, the fund is exposed to greater volatility and credit risk than if it invested mainly in investment-grade bonds. High yield bond and loan issuers are usually not as strong financially as investment-grade bond issuers and, therefore, are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities and loans involving such companies carry a higher risk of default and should be considered speculative.
Investments in foreign bonds are subject to special risks, including potentially adverse overseas political and economic developments, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar. Investments in emerging markets are subject to the risk of abrupt and severe price declines.
BENCHMARK INFORMATION
Note: Bloomberg® and Bloomberg U.S. Aggregate Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.
Note: Portions of the mutual fund information contained in this report were supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication, or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

T. ROWE PRICE TOTAL RETURN ETF

Note: Copyright © 2022 Fitch Ratings, Inc., Fitch Ratings Ltd. and its subsidiaries.
Note: © 2022, Moody’s Corporation, Moody’s Investors Service, Inc., Moody’s Analytics, Inc. and/or their licensors and affiliates (collectively, “Moody’s”). All rights reserved. Moody’s ratings and other information (“Moody’s Information”) are proprietary to Moody’s and/or its licensors and are protected by copyright and other intellectual property laws. Moody’s Information is licensed to Client by Moody’s. MOODY’S INFORMATION MAY NOT BE COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED OR RESOLD, OR STORED FOR SUBSEQUENT USE FOR ANY SUCH PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BY ANY MEANS WHATSOEVER, BY ANY PERSON WITHOUT MOODY’S PRIOR WRITTEN CONSENT. Moody's® is a registered trademark.
Note: Copyright © 2022, S&P Global Market Intelligence (and its affiliates, as applicable). Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the appropriateness of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact.

T. ROWE PRICE TOTAL RETURN ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
Total Return ETF
Note: See the Average Annual Compound Total Return table.
AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 11/30/22	One Year	Since Inception 9/28/21
Total Return ETF (Based on Net Asset Value)	-15.38%	-13.14%
Total Return ETF (At Market Price)	-15.33	-13.03
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. Past performance cannot guarantee future results. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE TOTAL RETURN ETF

PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
Total Return ETF	0.31%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE TOTAL RETURN ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE TOTAL RETURN ETF

FUND EXPENSE EXAMPLE (continued)
Total Return ETF
	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expenses Paid During Period* 6/1/22 to 11/30/22
Actual	$1,000.00	$942.90	$1.51
Hypothetical (assumes 5% return before expenses)	1,000.00	1,023.51	1.57

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.31%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TOTAL RETURN ETF

QUARTER-END RETURNS
Period Ended 9/30/22	One Year	Since Inception 9/28/21
Total Return ETF (Based on Net Asset Value)	-16.71%	-16.58%
Total Return ETF (At Market Price)	-16.65	-16.42
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would receive if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE TOTAL RETURN ETF

Unaudited
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended	9/28/21 (1) Through
	11/30/22	5/31/22
NET ASSET VALUE
Beginning of period	$ 44.30	$ 50.00
Investment activities
Net investment income(2) (3)	0.81	0.78
Net realized and unrealized gain/loss	(3.32)	(5.74)
Total from investment activities	(2.51)	(4.96)
Distributions
Net investment income	(0.77)	(0.74)
NET ASSET VALUE
End of period	$ 41.02 (4)	$ 44.30

T. ROWE PRICE TOTAL RETURN ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended	9/28/21 (1) Through
	11/30/22	5/31/22
Ratios/Supplemental Data
Total return, based on NAV(3) (4) (5)	(5.68)%	(10.08)%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.31% (6)	0.31% (6)
Net expenses after waivers/payments by Price Associates	0.31% (6)	0.31% (6)
Net investment income	3.83% (6)	2.42% (6)
Portfolio turnover rate(7)	308.3%	456.8%
Portfolio turnover rate, excluding mortgage dollar roll transactions	26.8%	45.1%
Net assets, end of period (in thousands)	$ 24,609	$ 19,933

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 6 for details to expense-related arrangements with Price Associates.
(4)	Net asset value and Total return include adjustments made in accordance with U.S. generally accepted accounting principles for financial reporting purposes and may differ from the net asset value and total returns for share holder transactions.
(5)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(6)	Annualized
(7)	See Note 4. The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

November 30, 2022 Unaudited
PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)
ASSET-BACKED SECURITIES 13.7%
Car Loan 1.8%
Carvana Auto Receivables Trust, Series 2022-N1, Class D, 4.13%, 12/11/28 (1)	55	52
Carvana Auto Receivables Trust, Series 2022-P1, Class C, 3.30%, 4/10/28	30	27
Exeter Automobile Receivables Trust, Series 2022-6A, Class A3, 5.70%, 8/17/26	5	5
GMF Floorplan Owner Revolving Trust, Series 2022-3, Class C, 5.13%, 8/20/26	40	39
Santander Bank, Series 2022-B, Class B, 5.721%, 8/16/32 (1)	225	224
Santander Consumer Auto Receivables Trust, Series 2021-CA, Class B, 1.44%, 4/17/28 (1)	2	2
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74%, 10/16/28	35	33
Santander Drive Auto Receivables Trust, Series 2022-6, Class C, 4.96%, 11/15/28	55	53
Santander Retail Auto Lease Trust, Series 2022-B, Class B, 3.85%, 3/22/27 (1)	20	19
		454
Other Asset-Backed Securities 11.3%
Axis, Series 2022-1A, Class D, 2.91%, 8/21/28 (1)	100	90
Axis, Series 2022-2A, Class A2, 5.30%, 6/21/28 (1)	100	99
CIFC Funding, Series 2019-5A, Class BR, CLO, FRN, 3M USD LIBOR + 2.15%, 6.229%, 1/15/35 (1)	250	234
Cologix Canadian Issuer, Series 2022-1CAN, Class A2, 4.94%, 1/25/52 (CAD) (1)	45	31
DB Master Finance, Series 2021-1A, Class A2II, 2.493%, 11/20/51 (1)	99	82
FirstKey Homes, Series 2020-SFR1, Class A, 1.339%, 8/17/37 (1)	99	89
FOCUS Brands Funding, Series 2017-1A, Class A2II, 5.093%, 4/30/47 (1)	147	129
FOCUS Brands Funding, Series 2022-1, Class A2, 7.206%, 7/30/52 (1)	50	48

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
GreatAmerica Leasing Receivables Funding, Series 2021-2, Class A3, 0.67%, 7/15/25	65	60
Hilton Grand Vacations Trust, Series 2020-AA, Class C, 6.42%, 2/25/39 (1)	124	122
Home Partners of America Trust, Series 2021-1, Class A, 3.93%, 4/17/39 (1)	96	90
HPS Loan Management, Series 2021-16A, Class A1, CLO, FRN, 3M USD LIBOR + 1.14%, 5.465%, 1/23/35 (1)	250	242
KKR, Series 13, Class B1R, CLO, FRN, 3M USD LIBOR + 1.15%, 5.229%, 1/16/28 (1)	250	245
KKR, Series 36A, Class A, CLO, FRN, 3M USD LIBOR + 1.18%, 5.259%, 10/15/34 (1)	250	241
New Economy Assets Phase 1 Sponsor, Series 2021-1, Class B1, 2.41%, 10/20/61 (1)	100	82
Octane Receivables Trust, Series 2022-2A, Class A, 5.11%, 2/22/28 (1)	87	86
Symphony Static, Series 2021-1A, Class C, CLO, FRN, 3M USD LIBOR + 1.85%, 6.208%, 10/25/29 (1)	250	234
Tricon American Homes, Series 2019-SFR1, Class D, 3.198%, 3/17/38 (1)	100	90
Wellfleet, Series 2017-2A, Class A1R, CLO, FRN, 3M USD LIBOR + 1.06%, 5.303%, 10/20/29 (1)	183	180
Wellfleet, Series 2021-3A, Class B, CLO, FRN, 3M USD LIBOR + 1.80%, 5.879%, 1/15/35 (1)	250	237
Wendy's Funding, Series 2021-1A, Class A2I, 2.37%, 6/15/51 (1)	99	79
		2,790
Student Loan 0.6%
Navient Private Education Refi Loan Trust, Series 2019-GA, Class A, 2.40%, 10/15/68 (1)	42	38
SMB Private Education Loan Trust, Series 2022-D, Class B, 6.15%, 10/15/58 (1)	100	100
		138
Total Asset-Backed Securities (Cost $3,570)		3,382

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
BANK LOANS 7.4%
FINANCIAL INSTITUTIONS 1.0%
Brokerage Asset Managers Exchanges 0.1%
Citadel Securities, FRN, 1M TSFR + 3.00%, 7.019%, 2/2/28	25	25
		25
Insurance 0.9%
Asurion, FRN, 1M USD LIBOR + 3.25%, 7.321%, 12/23/26	15	13
Asurion, FRN, 1M USD LIBOR + 5.25%, 9.321%, 1/31/28	25	19
Asurion, FRN, 1M USD LIBOR + 5.25%, 9.321%, 1/20/29	60	46
Asurion, FRN, 1M USD LIBOR + 3.00%, 7.071%, 11/3/24	15	14
Hub International, FRN, 3M USD LIBOR + 3.25%, 7.232%, 4/25/25	89	88
Hub International, FRN, 3M TSFR + 4.00%, 8.22%, 11/10/29	25	25
Ryan Specialty Group, FRN, 1M TSFR + 3.00%, 7.187%, 9/1/27	15	15
		220
Total Financial Institutions		245
INDUSTRIAL 6.3%
Capital Goods 0.8%
Charter Next Generation, FRN, 1M USD LIBOR + 3.75%, 7.821%, 12/1/27	49	48
Engineered Machinery Holdings, FRN, 3M USD LIBOR + 6.50%, 10.174%, 5/21/29	30	28
Engineered Machinery Holdings, FRN, 3M USD LIBOR + 6.00%, 5/21/29	20	18
Filtration Group, FRN, 1M USD LIBOR + 3.00%, 7.071%, 3/29/25	60	59
Filtration Group, FRN, 1M USD LIBOR + 3.50%, 7.571%, 10/21/28	15	14
Madison IAQ, FRN, 3M USD LIBOR + 3.25%, 6.815%, 6/21/28	10	9
Vertical U.S. Newco, FRN, 6M USD LIBOR + 3.50%, 6.871%, 7/30/27	25	24
		200

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Communications 0.1%
Clear Channel Outdoor Holdings, FRN, 3M USD LIBOR + 3.50%, 8/21/26	20	18
MH Sub I, FRN, 1M USD LIBOR + 3.75%, 7.821%, 9/13/24	10	9
		27
Consumer Cyclical 1.6%
Brookfield WEC Holdings, FRN, 1M USD LIBOR + 2.75%, 6.821%, 8/1/25	10	10
Brookfield WEC Holdings, FRN, 1M TSFR + 3.75%, 7.836%, 8/1/25	25	25
CNT Holdings l, FRN, 3M TSFR + 3.50%, 7.239%, 11/8/27	5	5
CNT Holdings l, FRN, 3M USD LIBOR + 6.75%, 10.489%, 11/6/28	5	5
Dave & Buster's, FRN, 1M TSFR + 5.00%, 6/29/29	20	20
EG Group, FRN, 3M EURIBOR + 7.00%, 8.193%, 4/30/27 (EUR)	30	27
Formula One Holdings, FRN, 3M TSFR + 3.25%, 1/15/30 (2)	60	60
IRB Holdings, FRN, 1M USD LIBOR + 2.75%, 6.821%, 2/5/25	25	24
IRB Holdings, FRN, 1M TSFR + 3.00%, 12/15/27	10	9
K-Mac Holdings, FRN, 1M USD LIBOR + 6.75%, 10.821%, 7/30/29	10	9
PetSmart, FRN, 1M USD LIBOR + 3.75%, 7.82%, 2/11/28	20	19
Scientific Games Holdings, FRN, 3M TSFR + 3.50%, 7.097%, 4/4/29	20	19
SeaWorld Parks & Entertainment, FRN, 1M USD LIBOR + 3.00%, 7.125%, 8/25/28	10	10
Tacala, FRN, 1M USD LIBOR + 3.50%, 7.571%, 2/5/27	15	14
UFC Holdings, FRN, 3M USD LIBOR + 2.75%, 7.11%, 4/29/26	59	58
Wand Newco 3, FRN, 1M USD LIBOR + 3.00%, 2/5/26 (2)	15	14
Williams Morris Endeavor Entertainment, FRN, 3M USD LIBOR + 2.75%, 6.83%, 5/18/25	8	8
Woof Holdings, FRN, 3M USD LIBOR + 7.25%, 10.815%, 12/21/28	50	45
		381

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Consumer Non-Cyclical 1.2%
Gainwell Acquisition, FRN, 3M USD LIBOR + 4.00%, 7.674%, 10/1/27	54	53
Maravai Intermediate Holdings, FRN, 3M TSFR + 3.00%, 6.955%, 10/19/27	35	34
Medline Borrower, FRN, 1M USD LIBOR + 3.25%, 7.321%, 10/23/28	30	28
Naked Juice, FRN, 3M TSFR + 6.00%, 9.653%, 1/24/30	25	22
Naked Juice, FRN, 3M TSFR + 3.25%, 6.903%, 1/24/29	10	9
Organon, FRN, 3M USD LIBOR + 3.00%, 6.188%, 6/2/28	14	14
Parexel International, FRN, 1M USD LIBOR + 3.25%, 7.321%, 11/15/28	20	19
Parexel International, FRN, 1M USD LIBOR + 6.50%, 10.571%, 11/15/29	20	19
Pathway Vet Alliance, FRN, 3M USD LIBOR + 3.75%, 7.424%, 3/31/27	29	26
PetVet Care Centers, FRN, 1M USD LIBOR + 6.25%, 10.321%, 2/13/26	40	37
PetVet Care Centers, FRN, 1M TSFR + 5.00%, 9.00%, 2/14/25	25	24
Sunshine Luxembourg VII, FRN, 3M USD LIBOR + 3.75%, 7.424%, 10/1/26	20	19
		304
Industrial Other 0.1%
Pike, FRN, 1M USD LIBOR + 3.00%, 7.08%, 1/21/28	5	5
Pike, FRN, 1M TSFR + 3.50%, 7.586%, 1/21/28	20	20
		25
Technology 2.2%
Applied Systems, FRN, 3M USD LIBOR + 3.00%, 9/19/24 (2)	60	60
Applied Systems, FRN, 3M USD LIBOR + 5.50%, 9/19/25	45	45
Ascend Learning, FRN, 1M USD LIBOR + 3.50%, 12/11/28	20	19
Ascend Learning, FRN, 1M USD LIBOR + 5.75%, 12/10/29	40	34
Athenahealth, FRN, 1M TSFR + 3.50%, 7.411%, 2/15/29	30	27
Athenahealth, FRN, 3M TSFR + 3.50%, 3.50%, 2/15/29 (3)	5	5
CDK Global, FRN, 3M TSFR + 4.50%, 8.112%, 7/6/29	30	30

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
CoreLogic, FRN, 1M USD LIBOR + 6.50%, 10.625%, 6/4/29	20	14
Epicor Software, FRN, 1M USD LIBOR + 3.25%, 7/30/27	44	43
Epicor Software, FRN, 1M USD LIBOR + 7.75%, 7/31/28	30	30
Peraton, FRN, 1M USD LIBOR + 3.75%, 7.821%, 2/1/28	14	14
Peraton, FRN, 1M USD LIBOR + 7.75%, 11.654%, 2/1/29	24	23
RealPage, FRN, 1M USD LIBOR + 3.00%, 7.071%, 4/24/28	20	19
RealPage, FRN, 1M USD LIBOR + 6.50%, 10.571%, 4/23/29	35	33
Sophia, FRN, 3M USD LIBOR + 3.50%, 7.174%, 10/7/27	10	9
Sophia, FRN, 1M TSFR + 4.25%, 8.336%, 10/7/27	20	19
UKG, FRN, 3M USD LIBOR + 3.25%, 6.998%, 5/4/26	5	5
Ultimate Software Group, FRN, 3M USD LIBOR + 3.25%, 5.535%, 5/4/26	45	43
Ultimate Software Group, FRN, 1M USD LIBOR + 5.25%, 8.998%, 5/3/27	75	69
Verscend Holding, FRN, 1M USD LIBOR + 4.00%, 8.071%, 8/27/25	10	10
		551
Transportation 0.3%
AAdvantage Loyalty IP, FRN, 3M USD LIBOR + 4.75%, 4/20/28	20	20
Mileage Plus Holdings, FRN, 3M USD LIBOR + 5.25%, 6/21/27	43	44
		64
Total Industrial		1,552
UTILITY 0.1%
Electric 0.1%
PG&E, FRN, 1M USD LIBOR + 3.00%, 7.125%, 6/23/25	25	24
		24
Total Utility		24
Total Bank Loans (Cost $1,912)		1,821

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
CONVERTIBLE PREFERRED STOCKS 0.3%
INDUSTRIAL 0.2%
Consumer Non-Cyclical 0.2
Becton Dickinson & Company, Series B, 6.00%, 6/1/23	—	20
Danaher, Series B, 5.00%, 4/15/23	—	28
		48
Total Industrial		48
UTILITY 0.1%
Electric 0.1
NextEra Energy, 6.926%, 9/1/25	—	17
		17
Total Utility		17
Total Convertible Preferred Stocks (Cost $70)		65
CORPORATE BONDS 15.7%
FINANCIAL INSTITUTIONS 4.2%
Banking 2.5%
Bank of America, VR, 1.898%, 7/23/31 (4)	40	31
Bank of America, VR, 2.972%, 2/4/33 (4)	55	45
Bank of America, VR, 4.948%, 7/22/28 (4)	45	44
Capital One Financial, VR, 2.359%, 7/29/32 (4)	45	33
Capital One Financial, VR, 3.273%, 3/1/30 (4)	10	9
Capital One Financial, VR, 4.166%, 5/9/25 (4)	50	49
Citigroup, VR, 4.044%, 6/1/24 (4)	50	49
Goldman Sachs Group, VR, 3.102%, 2/24/33 (4)	40	33
Goldman Sachs Group, VR, 3.615%, 3/15/28 (4)	55	51
JPMorgan Chase, VR, 1.953%, 2/4/32 (4)	60	47
JPMorgan Chase, VR, 4.586%, 4/26/33 (4)	15	14
JPMorgan Chase, VR, 5.717%, 9/14/33 (4)	40	39
Morgan Stanley, VR, 3.622%, 4/1/31 (4)	60	53
Morgan Stanley, VR, 4.889%, 7/20/33 (4)	10	9

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Santander Holdings USA, VR, 2.49%, 1/6/28 (4)	15	13
Wells Fargo, VR, 2.572%, 2/11/31 (4)	30	25
Wells Fargo, VR, 4.897%, 7/25/33 (4)	65	63
		607
Brokerage Asset Managers Exchanges 0.2%
AG TTMT Escrow Issuer, 8.625%, 9/30/27 (1)	10	10
Aretec Escrow Issuer, 7.50%, 4/1/29 (1)	10	8
Intercontinental Exchange, 4.35%, 6/15/29	30	29
		47
Financial Other 0.1%
Howard Hughes, 4.125%, 2/1/29 (1)	15	13
Howard Hughes, 5.375%, 8/1/28 (1)	25	22
		35
Insurance 0.8%
Acrisure, 10.125%, 8/1/26 (1)	25	24
Alliant Holdings Intermediate, 6.75%, 10/15/27 (1)	25	23
AmWINS Group, 4.875%, 6/30/29 (1)	7	6
AXA Equitable Holdings, 4.35%, 4/20/28	25	24
Centene, 2.50%, 3/1/31	30	24
Centene, 3.00%, 10/15/30	10	8
Centene, 3.375%, 2/15/30	20	17
Centene, 4.625%, 12/15/29	15	14
Enact Holdings, 6.50%, 8/15/25 (1)	20	19
Hub International, 5.625%, 12/1/29 (1)	15	13
Hub International, 7.00%, 5/1/26 (1)	25	25
Molina Healthcare, 4.375%, 6/15/28 (1)	15	14
		211
Real Estate Investment Trusts 0.6%
Alexandria Real Estate Equities, 4.90%, 12/15/30	35	34
Brixmor Operating Partnership, 3.90%, 3/15/27	25	23
Brixmor Operating Partnership, 4.05%, 7/1/30	20	17

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Brixmor Operating Partnership, 4.125%, 5/15/29	30	27
HAT Holdings I, 6.00%, 4/15/25 (1)	10	10
Healthcare Realty Holdings, 2.40%, 3/15/30	5	4
Kilroy Realty, 4.25%, 8/15/29	40	35
		150
Total Financial Institutions		1,050
INDUSTRIAL 10.6%
Basic Industry 0.5%
Arconic, 6.125%, 2/15/28 (1)	10	9
Avient, 7.125%, 8/1/30 (1)	16	15
Carpenter Technology, 7.625%, 3/15/30	15	15
Celanese US Holdings, 6.05%, 3/15/25	20	20
Celanese US Holdings, 6.165%, 7/15/27	20	20
GPD, 10.125%, 4/1/26 (1)	15	13
Methanex, 5.125%, 10/15/27	5	5
South32 Treasury, 4.35%, 4/14/32 (1)	15	13
TMS International, 6.25%, 4/15/29 (1)	20	14
		124
Capital Goods 1.0%
Ball, 6.875%, 3/15/28	15	15
GFL Environmental, 5.125%, 12/15/26 (1)	2	2
Madison IAQ, 5.875%, 6/30/29 (1)	20	15
Mauser Packaging Solutions Holding, 8.50%, 4/15/24 (1)	20	19
New Enterprise Stone & Lime, 5.25%, 7/15/28 (1)	15	13
Parker-Hannifin, 4.50%, 9/15/29	5	5
Sealed Air, 5.00%, 4/15/29 (1)	5	5
Sealed Air, 6.875%, 7/15/33 (1)	10	10
Vertical Holdco, 7.625%, 7/15/28 (1)	200	166
		250
Communications 1.6%
CCO Holdings, 4.25%, 2/1/31 (1)	10	8

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
CCO Holdings, 5.375%, 6/1/29 (1)	10	9
CCO Holdings, 6.375%, 9/1/29 (1)	25	24
Clear Channel Outdoor Holdings, 7.50%, 6/1/29 (1)	10	7
Clear Channel Outdoor Holdings, 7.75%, 4/15/28 (1)	15	11
DISH DBS, 5.25%, 12/1/26 (1)	5	4
DISH DBS, 5.75%, 12/1/28 (1)	5	4
DISH DBS, 7.75%, 7/1/26	5	4
DISH Network, 11.75%, 11/15/27 (1)	10	10
iHeartCommunications, 8.375%, 5/1/27	15	13
Magallanes, 3.755%, 3/15/27 (1)	45	41
Midas Opco Holdings, 5.625%, 8/15/29 (1)	15	13
Netflix, 6.375%, 5/15/29	20	21
Rogers Communications, 3.20%, 3/15/27 (1)	7	7
Sirius XM Radio, 4.00%, 7/15/28 (1)	15	13
Sprint, 7.625%, 3/1/26	10	10
Sprint Capital, 6.875%, 11/15/28	10	11
T-Mobile USA, 3.875%, 4/15/30	75	69
T-Mobile USA, 5.20%, 1/15/33	40	40
Townsquare Media, 6.875%, 2/1/26 (1)	30	28
Univision Communications, 7.375%, 6/30/30 (1)	12	12
Verizon Communications, 2.355%, 3/15/32	15	12
Verizon Communications, 2.987%, 10/30/56	21	13
		384
Consumer Cyclical 2.4%
Bath & Body Works, 6.625%, 10/1/30 (1)	10	9
Bath & Body Works, 6.75%, 7/1/36	5	4
Bath & Body Works, 6.95%, 3/1/33	5	4
Caesars Entertainment, 8.125%, 7/1/27 (1)	40	40
Carnival, 7.625%, 3/1/26 (1)	10	8
Carnival, 9.875%, 8/1/27 (1)	10	10
Carnival, 10.50%, 6/1/30 (1)	5	4
CCM Merger, 6.375%, 5/1/26 (1)	5	5
Cedar Fair, 6.50%, 10/1/28	25	24

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Clarios Global, 8.50%, 5/15/27 (1)	40	39
Cushman & Wakefield US Borrower, 6.75%, 5/15/28 (1)	15	14
Dave & Buster's, 7.625%, 11/1/25 (1)	18	18
Ford Motor, 6.10%, 8/19/32	20	19
Ford Motor, 6.625%, 10/1/28	10	10
Ford Motor, 9.625%, 4/22/30	20	23
General Motors, 5.40%, 10/15/29	20	19
Goodyear Tire & Rubber, 5.00%, 7/15/29	25	22
Goodyear Tire & Rubber, 5.25%, 7/15/31	5	4
Hilton Domestic Operating, 4.00%, 5/1/31 (1)	5	4
Home Depot, 2.375%, 3/15/51	25	16
L Brands, 9.375%, 7/1/25 (1)	10	11
Life Time, 5.75%, 1/15/26 (1)	5	5
Live Nation Entertainment, 4.75%, 10/15/27 (1)	5	5
Marriott International, 5.00%, 10/15/27	20	20
Match Group, 4.125%, 8/1/30 (1)	5	4
Match Group, 4.625%, 6/1/28 (1)	5	5
Match Group, 5.00%, 12/15/27 (1)	7	7
Rivian Holdings, 6M USD LIBOR + 5.63%, 10.164%, 10/15/26 (1)	55	53
Ross Stores, 1.875%, 4/15/31	60	47
Royal Caribbean Cruises, 5.50%, 8/31/26 (1)	10	9
Royal Caribbean Cruises, 11.625%, 8/15/27 (1)	25	25
Scientific Games International, 7.25%, 11/15/29 (1)	15	15
SeaWorld Parks & Entertainment, 5.25%, 8/15/29 (1)	29	25
Staples, 7.50%, 4/15/26 (1)	5	4
Staples, 10.75%, 4/15/27 (1)	10	7
Wolverine World Wide, 4.00%, 8/15/29 (1)	15	11
Yum! Brands, 5.375%, 4/1/32	30	28
		577
Consumer Non-Cyclical 2.2%
AbbVie, 4.25%, 11/21/49	50	43
Agrosuper, 4.60%, 1/20/32	200	170

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Avantor Funding, 4.625%, 7/15/28 (1)	10	9
BAT International Finance, 4.448%, 3/16/28	25	23
Becton Dickinson & Company, 3.794%, 5/20/50	8	6
Bio-Rad Laboratories, 3.30%, 3/15/27	10	9
Cano Health, 6.25%, 10/1/28 (1)	16	8
Charles River Laboratories, 4.00%, 3/15/31 (1)	10	9
CHS/Community Health Systems, 6.875%, 4/15/29 (1)	15	8
CHS/Community Health Systems, 8.00%, 12/15/27 (1)	5	4
CSL Finance, 4.25%, 4/27/32 (1)	15	14
Darling Ingredients, 6.00%, 6/15/30 (1)	7	7
Hadrian Merger, 8.50%, 5/1/26 (1)	15	14
HCA, 3.125%, 3/15/27 (1)	10	9
HCA, 3.50%, 9/1/30	35	30
HCA, 5.375%, 9/1/26	30	30
HCA, 5.875%, 2/15/26	20	20
Mozart Debt Merger, 5.25%, 10/1/29 (1)	15	12
Philip Morris International, 5.625%, 11/17/29	10	10
Select Medical, 6.25%, 8/15/26 (1)	11	11
Surgery Center Holdings, 10.00%, 4/15/27 (1)	25	25
Tenet Healthcare, 6.125%, 10/1/28 (1)	20	18
Tenet Healthcare, 6.125%, 6/15/30 (1)	15	14
Tenet Healthcare, 6.875%, 11/15/31	5	4
Utah Acquisition Sub, 3.95%, 6/15/26	40	37
		544
Energy 1.8%
Aethon United Finance, 8.25%, 2/15/26 (1)	15	15
Amerada Hess, 7.125%, 3/15/33	5	5
Chesapeake Energy, 5.50%, 2/1/26 (1)	5	5
Chesapeake Energy, 5.875%, 2/1/29 (1)	5	5
Continental Resources, 4.90%, 6/1/44	10	8
DCP Midstream Operating, 8.125%, 8/16/30	10	11
Ferrellgas, 5.375%, 4/1/26 (1)	5	5
Hess, 7.30%, 8/15/31	5	5

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Hilcorp Energy, 5.75%, 2/1/29 (1)	5	5
Hilcorp Energy, 6.00%, 4/15/30 (1)	5	5
Hilcorp Energy, 6.00%, 2/1/31 (1)	5	5
Kinetik Holdings, 5.875%, 6/15/30 (1)	25	23
Leviathan Bond, 6.125%, 6/30/25 (1)	100	98
Magnolia Oil & Gas Operating, 6.00%, 8/1/26 (1)	25	24
NGL Energy Operating, 7.50%, 2/1/26 (1)	5	5
NuStar Logistics, 5.75%, 10/1/25	10	10
NuStar Logistics, 6.00%, 6/1/26	25	24
Occidental Petroleum, 6.20%, 3/15/40	5	5
Occidental Petroleum, 7.50%, 5/1/31	10	11
Occidental Petroleum, 7.95%, 6/15/39	10	11
Occidental Petroleum, 8.50%, 7/15/27	10	11
Occidental Petroleum, 8.875%, 7/15/30	20	23
Tallgrass Energy Partners, 6.00%, 3/1/27 (1)	17	16
Tallgrass Energy Partners, 7.50%, 10/1/25 (1)	10	10
Targa Resources Partners, 4.00%, 1/15/32	10	9
Targa Resources Partners, 4.875%, 2/1/31 (1)	10	9
Targa Resources Partners, 5.50%, 3/1/30	12	11
Targa Resources Partners, 6.875%, 1/15/29	20	20
Venture Global Calcasieu, 3.875%, 11/1/33 (1)	35	28
Vermilion Energy, 6.875%, 5/1/30 (1)	20	18
		440
Industrial Other 0.0%
Pike, 5.50%, 9/1/28 (1)	10	9
		9
Technology 0.8%
CDW, 2.67%, 12/1/26	10	9
Central Parent, 7.25%, 6/15/29 (1)	15	15
Entegris Escrow, 5.95%, 6/15/30 (1)	25	23
Equifax, 5.10%, 12/15/27	30	30
Gen Digital, 6.75%, 9/30/27 (1)	10	10

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Gen Digital, 7.125%, 9/30/30 (1)	10	10
Minerva Merger, 6.50%, 2/15/30 (1)	10	7
MSCI, 3.875%, 2/15/31 (1)	5	4
Neptune Bidco, 9.29%, 4/15/29 (1)	5	5
Oracle, 6.90%, 11/9/52	20	22
Presidio Holdings, 8.25%, 2/1/28 (1)	15	13
Sabre GLBL, 9.25%, 4/15/25 (1)	5	5
Sabre GLBL, 11.25%, 12/15/27 (1)	5	5
Verscend Escrow EC, 9.75%, 8/15/26 (1)	10	10
Visa, 2.00%, 8/15/50	30	19
Workday, 3.80%, 4/1/32	10	9
		196
Transportation 0.3%
American Airlines, 5.50%, 4/20/26 (1)	10	10
American Airlines, 5.75%, 4/20/29 (1)	10	9
American Airlines, 11.75%, 7/15/25 (1)	30	33
Mileage Plus Holdings, 6.50%, 6/20/27 (1)	9	10
United Airlines, 4.625%, 4/15/29 (1)	5	4
Watco, 6.50%, 6/15/27 (1)	15	14
		80
Total Industrial		2,604
UTILITY 0.9%
Electric 0.9%
Edison International, 6.95%, 11/15/29	20	21
NextEra Energy Capital Holdings, 4.625%, 7/15/27	30	30
Pacific Gas & Electric, 2.50%, 2/1/31	45	35
PG&E, 5.00%, 7/1/28	5	4
Vistra, VR, 7.00%, (1)(4)(5)	30	27
Vistra, VR, 8.00%, (1)(4)(5)	76	73

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Vistra Operations, 5.125%, 5/13/25 (1)	25	24
		214
Total Utility		214
Total Corporate Bonds (Cost $4,258)		3,868
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 2.0%
Owned No Guarantee 0.7%
CITGO Petroleum, 7.00%, 6/15/25 (1)	10	10
Ecopetrol, 6.875%, 4/29/30	90	81
Petroleos Mexicanos, 6.35%, 2/12/48	140	86
		177
Sovereign 1.3%
Ivory Coast Government International Bond, 4.875%, 1/30/32	100	82
Morocco Government International Bond, 2.00%, 9/30/30	100	81
Romanian Government International Bond, 4.00%, 2/14/51	130	87
Serbia International Bond, 1.65%, 3/3/33	100	68
		318
Total Foreign Government Obligations & Municipalities (Cost $535)		495
MUNICIPAL SECURITIES 0.6%
Louisiana 0.1%
Louisiana Local Government Environmental Facilities & Community Development Auth, Series A, 4.475%, 8/1/39	30	28
		28
New York 0.3%
New York State Urban Dev., Series B, 2.50%, 3/15/33	85	67
		67
Puerto Rico 0.2%
Puerto Rico Commonwealth, GO, Series A1, 5.375%, 7/1/25	4	4
Puerto Rico Commonwealth, GO, Series A1, 5.625%, 7/1/27	4	4

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Puerto Rico Commonwealth, GO, Series A1, 5.625%, 7/1/29	4	3
Puerto Rico Commonwealth, GO, Series A1, 4.00%, 7/1/33	3	3
Puerto Rico Commonwealth, GO, Series A1, 4.00%, 7/1/35	3	2
Puerto Rico Commonwealth, GO, Series A1, 4.00%, 7/1/37	2	2
Puerto Rico Commonwealth, GO, Series A1, 4.00%, 7/1/41	3	3
Puerto Rico Commonwealth, GO, Series A, Zero Coupon, 7/1/24	1	1
Puerto Rico Commonwealth, GO, Series A, Zero Coupon, 7/1/33	4	2
Puerto Rico Commonwealth, VR, GO, Series CW, 1.00%, 11/1/43 (6)	79	36
		60
Total Municipal Securities (Cost $185)		155
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 11.5%
Collateralized Mortgage Obligations 6.6%
Angel Oak Mortgage Trust, Series 2021-6, Class M1, CMO, ARM, 2.772%, 9/25/66 (1)	215	127
Angel Oak Mortgage Trust, Series 2022-2, Class A1, CMO, ARM, 3.353%, 1/25/67 (1)	50	44
COLT Funding, Series 2021-4, Class M1, CMO, ARM, 2.657%, 10/25/66 (1)	210	135
Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M2, CMO, ARM, TSFR30A + 3.00%, 6.521%, 1/25/42 (1)	105	97
Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M1, CMO, ARM, TSFR30A + 2.00%, 5.521%, 3/25/42 (1)	16	16
Connecticut Avenue Securities Trust, Series 2022-R08, Class 1M1, CMO, ARM, TSFR30A + 2.55%, 6.071%, 7/25/42 (1)	9	9
Ellington Financial Mortgage Trust, Series 2021-3, Class M1, CMO, ARM, 2.53%, 9/25/66 (1)	200	120
Finance of America HECM Buyou, Series 2022-HB2, Class A1A, CMO, ARM, 4.00%, 12/25/24 (1)	95	92
Flagstar Mortgage Trust, Series 2021-11IN, Class A18, CMO, ARM, 2.50%, 11/25/51 (1)	94	75
Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class M2, CMO, ARM, TSFR30A + 2.10%, 5.621%, 9/25/41 (1)	200	172

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Freddie Mac STACR REMIC Trust, Series 2022-DNA6, Class M1A, CMO, ARM, TSFR30A + 2.15%, 5.671%, 9/25/42 (1)	14	14
Freddie Mac STACR REMIC Trust, Series 2022-HQA3, Class M1A, CMO, ARM, TSFR30A + 2.30%, 5.821%, 8/25/42 (1)	10	10
GCAT, Series 2021-NQM5, Class A3, CMO, ARM, 1.571%, 7/25/66 (1)	150	116
JP Morgan Mortgage Trust, Series 2020-5, Class B2, CMO, ARM, 3.588%, 12/25/50 (1)	190	151
JP Morgan Mortgage Trust, Series 2020-LTV1, Class B1A, CMO, ARM, 3.279%, 6/25/50 (1)	186	155
Radnor RE, Series 2021-2, Class M1A, CMO, ARM, TSFR30A + 1.85%, 5.397%, 11/25/31 (1)	123	120
Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M2, CMO, ARM, TSFR30A + 2.30%, 5.821%, 8/25/33 (1)	164	158
		1,611
Commercial Mortgage-Backed Securities 4.7%
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class D, ARM, 1M USD LIBOR + 2.75%, 6.625%, 9/15/38 (1)	200	183
BBCMS Mortgage Trust, Series 2020-BID, Class A, ARM, 1M USD LIBOR + 2.14%, 6.015%, 10/15/37 (1)	50	48
BIG Commercial Mortgage Trust, Series 2022-BIG, Class C, ARM, FRN, 1M TSFR + 2.34%, 6.135%, 2/15/39 (1)	100	93
BPR Trust, Series 2021-NRD, Class E, ARM, 1M TSFR + 5.62%, 9.432%, 12/15/23 (1)	55	50
BX Trust, Series 2022-MVRK, Class C, ARM, 1M TSFR + 2.26%, 6.076%, 3/15/39 (1)	55	52
Commercial Mortgage Trust, Series 2015-CR23, Class AM, ARM, 3.801%, 5/10/48	20	19
Commercial Mortgage Trust, Series 2016-CR28, Class B, ARM, 4.758%, 2/10/49	40	37
Commercial Mortgage Trust, Series 2019-C18, Class C, ARM, 4.088%, 12/15/52	145	115
CPS Auto Receivables Trust, Series 2015-GC27, Class AS, ARM, 3.571%, 2/10/48	110	104

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
GS Mortgage Securities Trust, Series 2019-GC40, Class B, ARM, 3.543%, 7/10/52	80	67
ILPT Commercial Mortgage Trust, Series 2022-LPFX, Class C, ARM, 3.951%, 3/15/32 (1)	100	80
MF1, Series 2021-FL7, Class A, ARM, 1M USD LIBOR + 1.08%, 5.019%, 10/16/36 (1)	200	191
SLIDE, Series 2018-FUN, Class E, ARM, 1M USD LIBOR + 2.55%, 6.425%, 6/15/31 (1)	41	40
VNDO Trust, Series 2016-350P, Class D, ARM, 4.033%, 1/10/35 (1)	105	86
		1,165
Whole Loans Backed 0.2%
Verus Securitization Trust, Series 2021-R3, Class A1, CMO, ARM, 1.02%, 4/25/64 (1)	53	46
Total Non-U.S. Government Mortgage-Backed Securities (Cost $3,408)		2,822
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 30.1%
U.S. Government Agency Obligations 20.6%
Federal National Mortgage Assn.
1.50%, 3/1/36 - 1/1/42	89	76
2.00%, 3/1/42 - 4/1/52	1,241	1,026
2.50%, 10/1/36 - 2/1/52	713	625
3.00%, 1/1/33 - 1/1/47	95	89
3.50%, 5/1/35 - 1/1/48	166	156
4.00%, 6/1/47 - 8/1/47	67	65
4.50%, 9/1/49	34	34
5.00%, 11/1/44 - 7/1/47	50	50
UMBS, TBA (7)
2.00%, 12/15/37 - 12/13/52	925	785
2.50%, 12/13/52	690	590
3.00%, 12/13/52	570	504
3.50%, 12/13/52	345	316
4.00%, 12/13/52	280	265
4.50%, 12/13/52	205	200

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
5.00%, 12/13/52	85	85
6.00%, 12/13/52	190	194
		5,060
U.S. Government Obligations 9.5%
Government National Mortgage Assn.
2.00%, 7/20/51 - 3/20/52	59	50
2.50%, 8/20/50 - 1/20/52	345	304
3.00%, 11/20/46 - 7/20/51	282	257
3.50%, 4/20/47 - 10/20/50	127	116
4.00%, 6/20/47 - 3/20/50	66	63
4.50%, 10/20/47	25	25
5.00%, 8/20/47	51	52
5.50%, 4/20/48	44	45
Government National Mortgage Assn., TBA (7)
2.00%, 1/23/53	403	343
2.50%, 12/20/52	40	35
3.00%, 12/20/52	417	377
3.50%, 12/20/52	155	144
4.00%, 12/20/52	115	110
4.50%, 12/20/52	115	113
5.50%, 12/20/52	225	228
6.00%, 12/20/52	75	77
		2,339
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $7,573)		7,399
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 31.7%
U.S.Treasury Obligations 31.7%
U. S. Treasury Bonds, 1.75%, 8/15/41	890	621
U. S. Treasury Bonds, 2.00%, 8/15/51	1,420	964
U. S. Treasury Bonds, 2.25%, 2/15/52	30	22

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
U. S. Treasury Bonds, 2.375%, 2/15/42	80	62
U. S. Treasury Bonds, 2.875%, 5/15/52	55	46
U. S. Treasury Bonds, 3.00%, 8/15/52	325	278
U. S. Treasury Bonds, 3.25%, 5/15/42	130	117
U. S. Treasury Bonds, 3.375%, 8/15/42	145	133
U. S. Treasury Bonds, 4.00%, 11/15/42	35	35
U. S. Treasury Bonds, 4.00%, 11/15/52	180	187
U. S. Treasury Notes, 0.75%, 8/31/26 (8)	460	409
U. S. Treasury Notes, 0.875%, 9/30/26	480	427
U. S. Treasury Notes, 1.50%, 1/31/27	260	236
U. S. Treasury Notes, 1.875%, 2/15/32	145	125
U. S. Treasury Notes, 1.875%, 2/28/27	895	824
U. S. Treasury Notes, 2.625%, 5/31/27	345	327
U. S. Treasury Notes, 2.75%, 8/15/32	220	204
U. S. Treasury Notes, 2.75%, 7/31/27	320	305
U. S. Treasury Notes, 2.875%, 5/15/32	25	23
U. S. Treasury Notes, 3.00%, 7/31/24	110	107
U. S. Treasury Notes, 3.125%, 8/31/27	530	514
U. S. Treasury Notes, 3.25%, 8/31/24	350	343
U. S. Treasury Notes, 3.875%, 11/30/27	110	110
U. S. Treasury Notes, 4.125%, 9/30/27	400	405
U. S. Treasury Notes, 4.125%, 11/15/32	455	473
U. S. Treasury Notes, 4.50%, 11/30/24	510	511
		7,808
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $8,722)		7,808
SHORT-TERM INVESTMENTS 3.4%
Money Market Funds 3.4%
T. Rowe Price Government Reserve Fund, 3.86% (9)(10)	827	827
Total Short-Term Investments (Cost $827)		827

T. ROWE PRICE TOTAL RETURN ETF

(Amounts in 000s, except for contracts)
OPTIONS PURCHASED 0.0%
OTC Options Purchased 0.0%

Counterparty	Description	Contracts	Notional Amount	Value
Barclays Bank PLC	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S39, 5 Year Index, 12/20/27), Pay 5.00% Quarterly, Receive upon credit default, 12/21/22 @0.96% *	1	600	—
BNP Paribas	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S39, 5 Year Index, 12/20/27), Pay 5.00% Quarterly, Receive upon credit default, 1/18/23 @0.96% *	1	700	2
Total Options Purchased (Cost $20)				2

Total Investments 116.4% of Net Assets (Cost $31,080)	$ 28,644

‡	Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
*	Exercise Spread
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $7,422 and represents 30.2% of net assets.

T. ROWE PRICE TOTAL RETURN ETF

(2)	All or a portion of this loan is unsettled as of November 30, 2022. The interest rate for unsettled loans will be determined upon settlement after period end.
(3)	All or a portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitments at November 30, 2022, was $5 and was valued at $5 (0.0% of net assets).
(4)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(5)	Perpetual security with no stated maturity date.
(6)	Contingent value instrument that only pays out if a portion of the territory's Sales and Use Tax outperforms the projections in the Oversight Board's Certified Fiscal Plan.
(7)	To-Be-Announced purchase commitment. Total value of such securities at period-end amounts to $4,366 and represents 17.7% of net assets.
(8)	At November 30, 2022, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(9)	Seven-day yield
(10)	Affiliated Companies
1M TSFR	One month term SOFR (Secured overnight financing rate)
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
3M TSFR	Three month term SOFR (Secured overnight financing rate)
3M EURIBOR	Three month EURIBOR (Euro interbank offered rate)
6M USD LIBOR	Six month USD LIBOR (London interbank offered rate)
ARM	Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
CAD	Canada Dollar
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EC	Escrow CUSIP; represents a beneficial interest in a residual pool of bankruptcy assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.
EUR	Euro
EURIBOR	The Euro interbank offered rate
FRN	Floating Rate Note
GO	General Obligation
TBA	To-Be-Announced
UMBS	Uniform Mortgage-Backed Securities
USD	U.S. Dollar
VR	Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE TOTAL RETURN ETF

(Amounts in 000s, except for contracts)
OPTIONS WRITTEN 0.0%
Exchange-Traded Options Written 0.0%

Description	Contracts	Notional Amount	$ Value
U.S. Treasury ten year futures contracts, Put, 12/23/22 @ $110.50	3	341	—
U.S. Treasury ten year futures contracts, Put, 1/27/23 @ $110.00	3	341	(1)
Total Exchange-Traded Options Written (Premiums $(11))			(1)

T. ROWE PRICE TOTAL RETURN ETF

(Amounts in 000s)
SWAPS 0.0%

Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)	Unrealized $ Gain/(Loss)
BILATERAL SWAPS 0.0%
Credit Default Swaps, Protection Bought 0.2%
Goldman Sachs, Protection Bought (Relevant Credit: Markit CMBX.NA.BBB-S13, 50 Year Index), Pay 3.00% Annually, Receive upon credit default, 12/16/72	150	28	30	(2)
Morgan Stanley, Protection Bought (Relevant Credit: Markit CMBX.NA.BBB-S13, 50 Year Index), Pay 3.00% Annually, Receive upon credit default, 12/16/72	150	28	29	(1)
Total Bilateral Credit Default Swaps, Protection Bought			59	(3)
Total Return Swaps (0.2)%
Morgan Stanley, Pay Underlying Reference: iBoxx USD Liquid Leveraged Loans Index At Maturity, Receive Variable 2.260% (USD SOFR) Quarterly, 3/20/23	600	(19)	—	(19)

T. ROWE PRICE TOTAL RETURN ETF

(Amounts in 000s)
Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)	Unrealized $ Gain/(Loss)
Morgan Stanley, Pay Underlying Reference: iBoxx USD Liquid High Yield Index At Maturity, Receive Variable 2.260% (USD SOFR) Quarterly, 3/20/23	330	(20)	—	(20)
Morgan Stanley, Pay Underlying Reference: iBoxx USD Liquid Leveraged Loans Index At Maturity, Receive Variable 2.260% (USD SOFR) Quarterly, 3/20/23	420	(16)	—	(16)
Total Bilateral Total Return Swaps			—	(55)
Total Bilateral Swaps			59	(58)

Description	Notional Amount	$ Value	Initial $ Value	Unrealized $ Gain/(Loss)
CENTRALLY CLEARED SWAPS 0.0%
Credit Default Swaps, Protection Bought (0.0)%
Protection Bought (Relevant Credit: Markit CDX.NA.HY-S38, 5 Year Index), Pay 5.00% Quarterly, Receive upon credit default, 06/20/27	352	(12)	7	(19)
Total Centrally Cleared Credit Default Swaps, Protection Bought				(19)

T. ROWE PRICE TOTAL RETURN ETF

(Amounts in 000s)
Description	Notional Amount	$ Value	Initial $ Value	Unrealized $ Gain/(Loss)
Credit Default Swaps, Protection Sold 0.0%
Protection Sold (Relevant Credit: CHS/Community Health System, Caa2*), Receive 5.00% Quarterly, Pay upon credit default, 12/20/26	13	(5)	—	(5)
Protection Sold (Relevant Credit: Markit CDX.NA.HY-S39, 5 Year Index), Receive 1.00% Quarterly, Pay upon credit default, 12/20/27	1,659	18	8	10
Total Centrally Cleared Credit Default Swaps, Protection Sold				5
Total Centrally Cleared Swaps				(14)
Net payments (receipts) of variation margin to date				$ —
Variation margin receivable (payable) on centrally cleared swaps				$ 1

*	Credit ratings as of November 30, 2022. Ratings shown are from Moody’s Investors Service and if Moody’s does not rate a security, then Standard & Poor’s (S&P) is used. Fitch is used for securities that are not rated by either Moody’s or S&P.

T. ROWE PRICE TOTAL RETURN ETF

(Amounts in 000s)
FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
State Street Bank London	1/20/23	USD	33	CAD	45	$ (1)
State Street Bank London	2/24/23	USD	70	EUR	67	—
State Street Bank London	2/24/23	USD	12	EUR	12	—
State Street Bank London	2/24/23	USD	25	EUR	24	—
State Street Bank London	2/24/23	USD	141	EUR	136	(1)
Net unrealized gain (loss) on open forward currency exchange contracts						$ (2)

T. ROWE PRICE TOTAL RETURN ETF

FUTURES CONTRACTS
($000s)

	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Short, 1 Euro-Bund contracts	12/22	(135)	$ (5)
Short, 1 Ultra U.S. Treasury Bonds contracts	03/23	(134)	(2)
Short, 11 U.S. Treasury Notes ten years contracts	03/23	(1,239)	(10)
Long, 2 Ultra U.S. Treasury Notes ten years contracts	03/23	237	2
Long, 7 U.S. Treasury Long Bonds contracts	03/23	877	12
Long, 9 U.S. Treasury Notes five years contracts	03/23	971	6
Long, 4 U.S. Treasury Notes two years contracts	03/23	819	2
Net payments (receipts) of variation margin to date			(18)
Variation margin receivable (payable) on open futures contracts			$ (13)

T. ROWE PRICE TOTAL RETURN ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$ —#	$ —	$ 7+

Supplementary Investment Schedule
Affiliate	Value 5/31/22	Purchase Cost	Sales Cost	Value 11/30/22
T. Rowe Price Government Reserve Fund	$ 341	¤	¤	$ 827^

#	Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).
+	Investment income comprised $7 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $827.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

November 30, 2022 Unaudited
     STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $31,080)	$ 28,644
Receivable for investment securities sold	963
Interest and dividends receivable	174
Bilateral swap premiums paid	59
Cash	42
Foreign currency (cost $7)	24
Swaps receivable — Bilateral	9
Variation margin receivable on centrally cleared swaps	1
Total assets	29,916
Liabilities
Payable for investment securities purchased	5,220
Unrealized loss on bilateral swaps	58
Variation margin payable on futures contracts	13
Investment management and administrative fees payable	6
Unrealized loss on forward currency exchange contracts	2
Options written (premiums $11)	1
Other liabilities	7
Total liabilities	5,307
NET ASSETS	$ 24,609
Net assets consists of:
Total distributable earnings (loss)	$ (4,167)
Paid-in capital applicable to 600,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	28,776
NET ASSETS	$ 24,609
NET ASSET VALUE PER SHARE	$ 41.02
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

Unaudited
     STATEMENT OF OPERATIONS

($000s)
6 Months Ended 11/30/22
Investment Income (Loss)
Income
Interest	$ 444
Dividend	8
Total income	452
Investment management and administrative expense	34
Net investment income	418
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(682)
Futures	(210)
Swaps	(39)
Options written	(6)
Forward currency exchange contracts	16
Foreign currency transactions	(1)
Net realized loss	(922)
Change in net unrealized gain / loss
Securities	(699)
Futures	17
Swaps	(65)
Options written	10
Forward currency exchange contracts	(2)
Change in unrealized gain / loss	(739)
Net realized and unrealized gain / loss	(1,661)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (1,243)
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

Unaudited
     STATEMENT OF CHANGES IN NET ASSETS

($000s)
	6 Months Ended 11/30/22	9/28/21 Through 5/31/22
Increase (decrease) in Net Assets
Operations
Net investment income	$ 418	$ 336
Net realized loss	(922)	(772)
Change in net unrealized gain / loss	(739)	(1,756)
Decrease in net assets from operations	(1,243)	(2,192)
Distributions to shareholders
Net earnings	(409)	(323)
Capital share transactions*
Shares sold	6,328	22,448
Increase in net assets from capital share transactions	6,328	22,448
Net Assets
Increase during period	4,676	19,933
Beginning of period	19,933	-
End of period	$ 24,609	$ 19,933
*Share information
Shares sold	150	450
Increase in shares outstanding	150	450
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

Unaudited
     NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Total Return ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on September 28, 2021. The fund seeks to maximize total return through income and, secondarily, capital appreciation.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income.Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.

T. ROWE PRICE TOTAL RETURN ETF

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
New Accounting Guidance
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

T. ROWE PRICE TOTAL RETURN ETF

Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund's Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund's valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about

T. ROWE PRICE TOTAL RETURN ETF

the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and exchange-traded options on futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee

T. ROWE PRICE TOTAL RETURN ETF

typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

T. ROWE PRICE TOTAL RETURN ETF

($000s)	Level 1	Level 2	Level 3	Total Value
Assets
Fixed Income[1]	$ —	$ 27,750	$ —	$ 27,750
Convertible Preferred Stocks	17	48	—	65
Short-Term Investments	827	—	—	827
Options Purchased	—	2	—	2
Total Securities	844	27,800	—	28,644
Swaps*	—	66	—	66
Futures Contracts*	22	—	—	22
Total	$ 866	$ 27,866	$ —	$ 28,732
Liabilties
Options Written	$ 1	$ —	$ —	$ 1
Swaps*	—	79	—	79
Forward Currency Exchange Contracts	—	2	—	2
Futures Contracts*	17	—	—	17
Total	$ 18	$ 81	$ —	$ 99

[1]	Includes Asset-Backed Securities, Corporate Bonds, Foreign Government Obligations & Municipalities, Municipal Securities, Bank Loans, Non-U.S. Government Mortgage-Backed Securities, U.S. Government & Agency Mortgage-Backed Securities and U.S. Government Agency Obligations (Excluding Mortgage-Backed).
*	The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.
NOTE  3  –   DERIVATIVE INSTRUMENTS
During the six months ended November 30, 2022, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use

T. ROWE PRICE TOTAL RETURN ETF

derivatives for a variety of purposes, and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
($000s)	Location on Statement of Assets and Liabilities	Fair Value
Assets
Interest rate derivatives	Futures*	$ 22
Credit derivatives	Bilateral swaps and premiums paid, Centrally cleared swaps* and Securities ^	68
Total		$ 90
Liabilities
Interest rate derivatives	Written Options, Futures*	$ 18
Foreign exchange derivatives	Forwards	2
Credit derivatives	Bilateral swaps and Centrally cleared swaps*	79
Total		$ 99

*	The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) at that date.
^	Options purchased are reported as securities and are reflected in the accompanying Portfolio of Investments.

T. ROWE PRICE TOTAL RETURN ETF

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
($000s)	Location of Gain (Loss) on Statement of Operations
	Securities^	Options Written	Futures	Forward Currency Exchange Contracts	Swaps	Total
Realized Gain (Loss)
Interest rate derivatives	$ —	$ (6)	$ (210)	$ —	$ —	$ (216)
Foreign exchange derivatives	—	—	—	16	—	16
Credit derivatives	—	—	—	—	(39)	(39)
Total	$ —	$ (6)	$ (210)	$ 16	$ (39)	$ (239)
Change in Unrealized Gain (Loss)
Interest rate derivative	$ —	$ 10	$ 17	$ —	$ —	$ 27
Foreign exchange derivatives	—	—	—	(2)	—	(2)
Credit derivatives	(2)	—	—	—	(65)	(67)
Total	$ (2)	$ 10	$ 17	$ (2)	$ (65)	$ (42)

^	Options purchased are reported as securities and are reflected in the accompanying Portfolio of Investments.
Counterparty Risk and Collateral
The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

T. ROWE PRICE TOTAL RETURN ETF

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).
MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of November 30, 2022, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of November 30, 2022, securities valued at $113,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

T. ROWE PRICE TOTAL RETURN ETF

Forward Currency Exchange Contracts
The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It may use forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and/or to increase exposure to a particular foreign currency, to shift the fund's foreign currency exposure from one country to another, or to enhance the fund's return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the period ended November 30, 2022, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.
Futures Contracts
The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and

T. ROWE PRICE TOTAL RETURN ETF

imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 18% and 32% of net assets.
Options
The fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values, interest rates and credit ratings; and, for options written, the potential for losses to exceed any premium received by the fund. During the six months ended November 30, 2022, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% to 9% of net assets.
Swaps
The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with

T. ROWE PRICE TOTAL RETURN ETF

the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.
Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2022, the notional amount of protection sold by the fund totaled $1,672,000 (6.8% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

T. ROWE PRICE TOTAL RETURN ETF

During the six months ended November 30, 2022, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 15% and 17% of net assets.
NOTE  4  –   OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Emerging and Frontier Markets
The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing accounting standards and regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Emerging markets securities exchanges are more likely to experience delays with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is typically significantly riskier than investing in other countries, including emerging markets.
Noninvestment-Grade Debt
The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

T. ROWE PRICE TOTAL RETURN ETF

Restricted Securities
The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Collateralized Loan Obligations
The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.
Mortgage-Backed Securities
The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.
TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations
The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

T. ROWE PRICE TOTAL RETURN ETF

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of November 30, 2022, no collateral was pledged by the fund or counterparties for MSFTA Transactions.
Dollar Rolls
The fund enters into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. While the fund may enter into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, it may also close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.
Bank Loans
The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. The fund may invest in fixed and floating rate loans, which may include senior floating rate loans; secured and unsecured loans, second lien or more junior loans; and bridge loans or bridge facilities. Certain bank loans may be revolvers which are a form of senior bank debt, where the borrower can draw down the credit of the revolver when it needs cash and repays the credit when the borrower has excess cash. Certain loans may be “covenant-lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. As a result of these risks, the fund’s exposure to losses may be increased.
Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally

T. ROWE PRICE TOTAL RETURN ETF

entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g., unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.
LIBOR Transition
The fund may invest in instruments that are tied to reference rates, including the London Interbank Offered Rate (LIBOR). Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR).While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.
Other
Purchases and sales of portfolio securities excluding in-kind transactions and short-term and U.S. government securities aggregated $4,123,000 and $3,340,000, respectively, for the six months ended November 30, 2022. Purchases and sales of U.S. government securities, excluding in-kind transactions and short-term securities, aggregated $79,145,000 and $73,719,000, respectively, for the six months ended November 30, 2022.

T. ROWE PRICE TOTAL RETURN ETF

NOTE  5  –   FEDERAL INCOME TAXES
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.
The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2021, the fund had $773,000 of available capital loss carryforwards.
At November 30, 2022, the cost of investments (including derivatives, if any) for federal income tax purposes was $31,103,000. Net unrealized loss aggregated $2,524,000 at period end, of which $178,000 related to appreciated investments and $2,702,000 related to depreciated investments.
NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.31% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring and extraordinary expenses.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds (together, the Price Reserve Funds). The Price Reserve Funds are

T. ROWE PRICE TOTAL RETURN ETF

offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public.
As of November 30, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 400,000 shares of the fund, representing 67% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  7  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE TOTAL RETURN ETF

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

T. ROWE PRICE TOTAL RETURN ETF

APPROVAL OF SUBADVISORY AGREEMENT
At a meeting held on July 25, 2022 (Meeting), the fund’s Board of Directors (Board) considered the initial approval of an investment subadvisory agreement (Subadvisory Contract) that T. Rowe Price Associates, Inc. (Adviser), entered into with T. Rowe Price International Ltd (Subadviser) on behalf of the fund. The Subadvisory Contract authorizes the Subadviser to have investment discretion with respect to all or a portion of the fund’s portfolio. The Board noted that the Subadvisory Contract will be substantially similar to other subadvisory agreements that are in place for other T. Rowe Price funds that delegate investment management responsibilities to affiliated investment advisers and that the Adviser will retain oversight responsibilities with respect to the fund. The Board also noted that the new subadvisory arrangement will not change the total advisory fees paid by the fund. However, under the Subadvisory Contract, the Adviser may pay the Subadviser up to 60% of the advisory fees that the Adviser receives from the fund.
At the Meeting, the Board reviewed materials relevant to its consideration of the proposed Subadvisory Contract. Each year, the Board considers the continuation of the investment management agreement (Advisory Contract) between the fund and the Adviser. The fund’s Advisory Contract was most recently approved by the Board at a meeting held on March 7–8, 2022 (March Meeting). A discussion of the basis for the Board’s approval of the Advisory Contract is included in the fund’s annual shareholder report for the period ended May 31, 2022. The factors considered by the Board at the Meeting in connection with approval of the proposed Subadvisory Contract were substantially similar to the factors considered at the March Meeting in connection with the approval to continue the Advisory Contract. The independent directors were assisted in their evaluation of the Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
Following discussion at the Meeting, the Board, including all of the fund’s independent directors, approved the Subadvisory Contract between the Adviser and Subadviser on behalf of the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the Subadvisory Contract effective September 1, 2022.

T. ROWE PRICE TOTAL RETURN ETF

Liquidity Risk Management Program
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.
For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections and other relevant data for the period of April 1, 2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity

T. ROWE PRICE TOTAL RETURN ETF

categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202301-2568467
T. Rowe Price Investment Services, Inc.
ETF988-051 1/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)  The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 19, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 19, 2023